SUPPLEMENT TO

CALVERT GOVERNMENT FUND

Calvert Income Funds Prospectus
Class I (Institutional)
dated January 31, 2012

Date of Supplement: August 10, 2012

The portfolio management table for Calvert Government Fund under “Portfolio Management” in the Fund Summary on page 10 is revised and restated as follows in order to add Vishal Khanduja to the portfolio management team:

Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager		Length of Time
Name	Title	Managing Fund
Matthew Duch	Vice President, Portfolio	Since September 2011
Manager
Michael Abramo	Vice President, Portfolio	Since September 2011
Manager
Vishal Khanduja, CFA	Portfolio Manager	Since July 2012

In addition, the portfolio management table under “Management of Fund Investments – Portfolio Management – Calvert Government Fund” on page 31 is revised and restated as follows:

Calvert Investment Management, Inc.

See “About Calvert” above.

Matthew Duch, Michael Abramo and Vishal Khanduja are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Business Experience During Last 5 Years	Role on Management Team
Matthew Duch	Mr. Duch has been a Portfolio Manager on the Calvert Taxable Fixed Income Team since 2006 and became a Portfolio Manager for this Fund in September 2011.	Lead Portfolio Manager

Michael Abramo	Mr. Abramo has been a member of the Calvert Taxable Fixed Income Team since 1999 and became a Portfolio Manager for this Fund in September 2011.	Co-Portfolio Manager

Vishal Khanduja, CFA	Mr. Khanduja has been a member of the Calvert Taxable Fixed
Income Team and a Portfolio Manager for this Fund since
July 2012. He previously worked at Columbia Management as
Portfolio Manager – Global Rates and Currency
Team (2009-2012)  and Senior Analyst – Structured Assets
Team (2008-2009).  Prior to Columbia Management, he was Associate Director (Fixed Income Analytics) at Galliard
	Capital Management (2007-2008).	Co-Portfolio Manager